UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 13, 2010
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

One CA Plaza Islandia, New York (Address of principal executive offices)	11749 (Zip Code)

(800) 225-5224
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On May 13, 2010, CA, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2010, the Company announced that Michael J. Christenson, President and Chief Operating Officer of the Company, will leave the Company effective May 31, 2010.

Item 8.01                      Other Events.

On May 13, 2010, the Board of Directors of the Company approved a common stock repurchase program that authorizes the Company to acquire up to $500 million of its common stock.  The Company will fund the program with available cash on hand and repurchase shares on the open market from time-to-time based on market conditions and other factors.

On May 13, 2010, the Company issued a press release related to the event described under Item 8.01 of this Current Report.  The press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release, dated May 13, 2010, relating to CA, Inc.’s financial results and the departure of Michael J. Christenson, President and Chief Operating Officer of CA, Inc.
99.2	Press release dated May 13, 2010, relating to the approval of a common stock repurchase program of up to $500 million.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: May 13, 2010	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Corporate Governance, and Corporate Secretary

Exhibit Index

Exhibit	Description
99.1	Press release, dated May 13, 2010, relating to CA, Inc.’s financial results and the departure of Michael J. Christenson, President and Chief Operating Officer of CA, Inc.
99.2	Press release dated May 13, 2010, relating to the approval of a common stock repurchase program of up to $500 million.